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                                                                  EXHIBIT 1
                                                                  ---------



                                    AGREEMENT
                                    ---------

               In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of the Schedule 13D (and any further amendment filed by them) with respect to the shares of the Common Stock, $.01 par value, of Smith Corona Corporation.

     Dated as of:  January 10, 1997

                                   MILLENNIUM CHEMICALS INC.


                                   By:  /s/ George H. Hampstead, III
                                        -----------------------------------
                                        George H. Hempstead, III
                                        Senior Vice President - Law and
                                        Administration and Secretary


                                   HANSON OVERSEAS HOLDINGS LIMITED


                                   By:  /s/ George H. Hampstead, III
                                        -----------------------------------
                                        George H. Hempstead, III
                                        Director


                                   MILLENNIUM AMERICA HOLDINGS LIMITED
                                   MILLENNIUM AMERICA INC.
                                   MILLENNIUM HOLDINGS INC.
                                   HMB HOLDINGS INC.
                                   MHC INC.


                                   By:  /s/ George H. Hampstead, III
                                        -----------------------------------
                                        George H. Hempstead, III
                                        Senior Vice President,
                                        Secretary and General Counsel


                                   SCM CHEMICALS INC.


                                   By:  /s/ George H. Hampstead, III
                                        -----------------------------------
                                        George H. Hempstead, III
                                        Vice President and Assistant
                                        Secretary


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